EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1 Articles of Incorporation of Twentieth Century Capital Portfolios, Inc. (filed as Exhibit 1a to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a2 Articles Supplementary of Twentieth Century Capital Portfolios, Inc. (filed as Exhibit 1b to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a3 Articles Supplementary of Twentieth Century Capital Portfolios, Inc. dated September 9, 1996 is included herein.

EX-99.a4 Articles of Amendment of Twentieth Century Capital Portfolios, Inc., dated December 2, 1996 (filed as Exhibit b1c to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on March 3, 1997, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of American Century Capital Portfolios, Inc., dated December 2, 1996 (filed as Exhibit b1d to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on March 3, 1997, and incorporated herein by reference).

EX-99.a6 Articles Supplementary of American Century Captial Portfolios, Inc. dated April 30, 1997 (filed as Exhibit b1e to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on May 21, 1997, and incorporated herein by reference).

EX-99.a7 Certificate of Correction to Articles Supplementary of American Century Capital Portfolios, Inc. dated May 15, 1997 (filed as Exhibit b1f to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on May 21, 1997, and incorporated herein by reference).

EX-99.a8 Articles of Merger merging RREEF Securities Fund Inc. with and into American Century Capital Portfolios, Inc. dated June 13, 1997 is included herein.

EX-99.a9 Articles Supplementary of American Century Capital Portfolios, Inc. dated December 18, 1997 (filed as Exhibit b1g to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.a10      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.  dated June 1, 1998 (filed as Exhibit b1h to  Post-Effective
               Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.a11      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.   dated   January   29,   1999  (filed  as  Exhibit  b1i  to
               Post-Effective  Amendment No. 14 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on December
               29, 1998, and incorporated herein by reference).

EX-99.a12      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc. dated February 16, 1999 is included herein.

EX-99.a13      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc. (to be filed by amendment).

EX-99.b1       By-Laws of Twentieth Century Capital  Portfolios,  Inc. (filed as
               Exhibit 2 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.b2 Amendment to By-Laws of American Century Capital Portfolios, Inc. (filed as Exhibit b2b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed February 17, 1998, and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. dated August 1, 1997 (filed as Exhibit b5a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed February 17, 1998, and incorporated herein by reference).

EX-99.d2 Subadvisory Agreement by and between American Century Capital Portfolios, Inc., American Century Investment Management, Inc. and RREEF America L.L.C., dated January 27, 1998 (filed as Exhibit b5b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed February 17, 1998, and incorporated herein by reference).

EX-99.d3 Addendum to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. dated July 30, 1998 (filed as Exhibit b5c to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed June 26, 1998, and incorporated herein by reference).

EX-99.d4 Subadvisory Agreement between Barclays Global Fund Advisers and American Century Investment Management, Inc. dated January 29, 1999 (filed as Exhibit b5d to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d5 Addendum to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. dated January 29, 1999 (filed as Exhibit b5e to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d6 Addendum to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc. (to be filed by amendment).

EX-99.e1 Distribution Agreement between American Century Capital Portfolios, Inc. and Funds Distributor, Inc. dated January 15, 1998 (filed as Exhibit 6 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century Capital Portfolios, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed as Exhibit b6b to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century Capital Portfolios, Inc. and Funds Distributor, Inc. dated December 1, 1998 (filed as Exhibit b6c to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Capital Portfolios, Inc. and Funds Distributor, Inc. dated January 29, 1999 (filed as Exhibit e4 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.e5 Amendment No. 4 to Distribution Agreement between American Century Capital Portfolios, Inc. and Funds Distributor, Inc. (to be filed by amendment).

EX-99.g1 Master Agreement by and between Twentieth Century Services, Inc. and Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997 and incorporated herein by reference).

EX-99.g2 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century
               Government Income Trust, File No. 2-99222, filed February 7, 1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement dated as of August 1, 1993, by and between Twentieth Century Capital Portfolios, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent dated as of December 18, 1998 (filed as Exhibit h2 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on May 7, 1999, and incorporated herein by reference).

EX-99.i        Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1       Consent of Deloitte & Touche LLP (to be filed by amendment).

EX-99.j2       Power of Attorney dated February 19, 1999 is included herein.

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as Exhibit b15b to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as Exhibit b15c to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as Exhibit b15e to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as Exhibit b15e to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated February 16, 1999 (filed as Exhibit m6 to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7 Amendment No. 6 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) (to be filed by amendment).

EX-99.m8 Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Service Class) dated September 3, 1996 (filed as Exhibit b15b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.o1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed as Exhibit b18 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.o2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed as Exhibit b18b to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.o3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed as Exhibit b18c to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.o4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as Exhibit b18d to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.o5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as Exhibit b18e to Post-Effective Amendment No. 12 to the Registration Statement of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.o6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as Exhibit b18f to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.o7 Amendment No. 6 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (to be filed by amendment).

EX-27.1.1      Financial Data Schedule for Value Fund.

EX-27.1.2      Financial Data Schedule for Equity Income Fund.

EX-27.1.3      Financial Data Schedule for Real Estate Fund.

EX-27.1.4      Financial Data Schedule for Small Cap Value Fund.

EX-27.1.5      Financial Data Schedule for Equity Index Fund.

EX-27.1.6      Financial Data Schedule for Large Cap Value Fund.